Exhibit 77Q1(a) to ACMT 11.30.2007 NSAR

     1.  Amendment No. 3 to Amended and Restated  Agreement and  Declaration  of
Trust of American Century  Municipal  Trust,  effective March 20, 2007, Filed as
Exhibit  99(a)(4)  to  Form  485B   Post-Effective   Amendment  No.  52  to  the
Registrant's  Registration  Statement  filed on Form  N-1A  09/28/07,  effective
10/01/07, and incorporated herein by reference.

     2.  Amendment No. 4 to Amended and Restated  Agreement and  Declaration  of
Trust of American Century Municipal Trust,  effective  September 11, 2007, Filed as  Exhibit  99(a)(5)  to  Form  485B  Post-Effective  Amendment  No.  52 to the
Registrant's  Registration  Statement  filed on Form  N-1A  09/28/07,  effective
10/01/07, and incorporated herein by reference.